Exhibit 10.1

ALBANY INTERNATIONAL CORP.
216 Airport Drive
Rochester, New Hampshire 03867

August 5, 2021

Standish Family Holdings, LLC
J.S. Standish Company
120 W. Tupper Street
Suite 200
Buffalo, NY 14201

Ladies and Gentlemen:

Reference is made to the proposed sale by certain of J.S. Standish Company, Christine L. Standish, John C. Standish, Standish Family Holdings, LLC and J. Spencer Standish Discretionary Trust for Christine L. Standish U/A/D 6/21/83 (collectively, the “Standish Family”) of certain shares of Class A Common Stock, par value $0.001 per share (the “Shares”) issuable upon conversion of an equal number of shares of Class B Common Stock, par value $0.001 per share, of Albany International Corp. (the “Corporation”) in the form of a registered block sale of such securities (the “Proposed Offering”).

In consideration of the Corporation’s assistance in connection with the Proposed Offering, the Corporation and the Standish Family hereby agree that, whether or not the transactions contemplated by the Proposed Offering are consummated, the Standish Family will (a) jointly and severally pay, or reimburse the Corporation for payment of, or cause to be paid or reimbursed, all out-of-pocket costs and expenses of the Corporation incident to the Proposed Offering, including, without limitation, (i) the costs incident to the authorization, issuance, sale, preparation and delivery of the Shares; (ii) the costs incident to the preparation, printing and filing under the Securities Act of 1933, as amended, of any registration statement, preliminary prospectus, issuer free writing prospectus, pricing disclosure package and prospectus (including all exhibits, amendments and supplements thereto) and the distribution thereof; (iii) documented fees and expenses of the Corporation’s counsel and independent accountants; (iv) 50% of the documented fees and expenses payable to Robert W. Baird & Co. for its services provided to the special committee (the “Special Committee”) of the board of directors (the “Board”) of the Corporation in connection with the Special Committee’s evaluation of the Proposed Offering; (v) the fees and expenses incurred in connection with the registration or qualification and determination of eligibility for investment of the Shares under the laws of such jurisdictions as the underwriters for the Proposed Offering may designate and the preparation, printing and distribution of a blue sky memorandum (including the related documented fees and expenses of counsel for the underwriters); (vi) the costs and charges of the Corporation’s transfer agent and any registrar; (vii) all expenses and application fees incurred in connection with any filing with, and clearance of the Proposed Offering by, the Financial Industry Regulatory Authority, Inc. (including the related documented fees and expenses of counsel for the underwriters for the Proposed Offering); and (viii) all expenses and application fees related to the listing of the Shares on the New York Stock Exchange, (b) promptly convert any and all shares of Class B Common Stock held by the Standish Family into an equal number of shares of Class A Common Stock pursuant to and in accordance with the Amended and Restated Certificate of Incorporation of the Corporation and (c) cause Christine L. Standish and Lee C. Wortham (the “Standish Directors”) to tender their resignations, substantially in the form attached hereto as Annex A, as members of the Board and all committees of the Board on which such Standish Directors serve.

This letter agreement will be governed by and construed in accordance with the laws of the State of New York. This letter agreement may be executed and delivered in counterparts (including by .pdf or facsimile transmission), each of which will be deemed an original.

If the foregoing is in accordance with your understanding, please sign and return a counterpart hereof, whereupon this letter and the acceptance by each of you thereof shall constitute a binding agreement between the Corporation and each of you in accordance with its terms.

[Signature page follows]

Very truly yours,

ALBANY INTERNATIONAL CORP.

By	/s/ Stephen M. Nolan
	Name:	Stephen M. Nolan
	Title:	Chief Financial Officer and Treasurer

Acknowledged and agreed:

STANDISH FAMILY HOLDINGS, LLC

By	/s/ Lee C. Wortham
	Name:	Lee C. Wortham
	Title:	J.S. Standish Co., As Manager

J.S. STANDISH COMPANY

By	/s/ Lee C. Wortham
	Name:	Lee C. Wortham
	Title:	Treasurer

/s/ Christine L. Standish
Christine L. Standish

/s/ John C. Standish
John C. Standish

J. SPENCER STANDISH DISCRETIONARY TRUST
FOR CHRISTINE L. STANDISH U/A/D 6/21/83

By:	Myles Private Trust Company, LLC, solely as trustee

By	/s/ William V.A. Zorn
	Name:	William V.A. Zorn
	Title:	Chief Financial Officer

ANNEX A

DIRECTOR RESIGNATION LETTER

[DATE], 2021

Board of Directors of Albany International Corp.
216 Airport Drive
Rochester, New Hampshire 03867
Attention: Erland E. Kailbourne, Chairman of the Board

Ladies and Gentlemen:

I hereby tender my resignation as a member of the board of directors (the “Board”) of Albany International Corp. (“Albany”) and of all committees of the Board on which I serve, effective upon the closing of the offering described in the preliminary prospectus supplement to be filed by Albany with the Securities and Exchange Commission on the date hereof.

Sincerely,

[NAME]

Cc:	A. William Higgins, President and CEO
Joseph M. Gaug, Vice President, General Counsel and Secretary